                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 11, 2005

                         Commission File Number: 1-14222

                         SUBURBAN PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

             Delaware                                       22-3410353
---------------------------------                      -------------------
   (State or other jurisdiction                          (I.R.S. Employer
of incorporation or organization)                      Identification No.)

                                240 Route 10 West
                           Whippany, New Jersey 07981
                                 (973) 887-5300
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

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[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

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[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

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[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

Attached as Exhibit 99.1 is the balance sheet of Suburban Energy Services Group
LLC as of June 25, 2005 and related notes (unaudited).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     99.1  Balance sheet of Suburban Energy Services Group LLC as of June 25,
           2005 and related notes (unaudited).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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August 11, 2005                   SUBURBAN PROPANE PARTNERS, L.P.
                                  By: /s/ Michael A. Stivala
                                  --------------------------
                                  Name: Michael A. Stivala
                                  Title: Controller and Chief Accounting Officer

EXHIBITS

Exhibit No.         Exhibit
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99.1                Balance sheet of Suburban Energy Services Group LLC as of
                    June 25, 2005 and related notes (unaudited).